UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2026

Q32 Bio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38433	47-3468154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 999-0232

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QTTB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 26, 2026, Q32 Bio Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with selected investors that qualify as “accredited investors” (collectively, the “PIPE Investors”), as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”), to sell to the PIPE Investors an aggregate of (i) 6,725,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase 150,000 shares of Common Stock (the “Warrant Shares”) (the “Offering”). The Shares were sold at a price of $8.00 per Share, and the Pre-Funded Warrants were sold at a price of $7.9999 per Pre-Funded Warrant, which is the price per Share less an exercise price of $0.0001 per Warrant Share. The Pre-Funded Warrants are exercisable at any time after the date of issuance and will expire when exercised in full. A holder of a Pre-Funded Warrant may not exercise such Pre-Funded Warrant if the holder, together with its affiliates, would beneficially own more than 9.99% (the “Ownership Limit”) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. Upon 61 days’ prior notice from the holder to the Company, the holder may increase or decrease the Ownership Limit to any other percentage (not in excess of 19.99%).

The aggregate gross proceeds to the Company from the Offering are expected to be approximately $55 million before deducting placement agent fees and other offering expenses. The Company intends to use the net proceeds from the Offering, together with its existing cash, cash equivalents and marketable securities, to advance clinical trials for bempikibart and for working capital and general corporate purposes.

The closing of the Offering pursuant to the Securities Purchase Agreement is expected to occur on May 28, 2026 (the “Closing Date”), subject to customary closing conditions.

Morgan Stanley & Co. LLC acted as lead placement agent and Oppenheimer & Co. Inc. acted as a placement agent in the Offering.

Registration Rights Agreement

In connection with the Offering, the Company entered into a registration rights agreement with each of the PIPE Investors (the “Registration Rights Agreement”), pursuant to which the Company is required to prepare and file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) under the Securities Act, covering the resale of the Shares and Warrant Shares. The Company is required to file the Registration Statement with the SEC within 50 days of the Closing Date and is required to have the Registration Statement declared effective by the SEC in accordance with the terms of the Registration Rights Agreement.

The foregoing descriptions of the material terms of the Securities Purchase Agreement, the Pre-Funded Warrants and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Form of Securities Purchase Agreement, the Form of Pre-Funded Warrant and the Form of Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information contained in Item 1.01 relating to the Offering is hereby incorporated by reference into this Item 3.02. The Shares, the Pre-Funded Warrants and the Warrant Shares, are being sold and/or issued without registration under the Securities Act in reliance on the exemption provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering as well as available exemptions under applicable state securities laws.

Item 8.01	Other Events.

On May 27, 2026, the Company issued a press release announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation express or implied statements regarding the expected closing of the Offering, anticipated proceeds from the Offering and the use thereof, and the Company’s plans to file a Registration Statement to register the resale of the Shares and the Warrant Shares. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the Company’s inability, or the inability of the PIPE Investors, to satisfy the conditions to closing for the Offering; the closing of the Offering; and other risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent quarterly reports, which are on file with the SEC; and risks described in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant.

10.1	Form of Securities Purchase Agreement.

10.2	Form of Registration Rights Agreement.

99.1	Press Release dated May 27, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q32 Bio Inc.

Date: May 27, 2026	By:	/s/ Jodie Morrison
Jodie Morrison
Chief Executive Officer